Exhibit 10.8

(English Translation)

Five thousand one hundred ninety-four	5,194

REPERTORY NO. 1,967.00

REGISTER OF PUBLIC INSTRUMENTS

LOAN CONTRACT

“CONTRATISTA EN GEOLOGIA, MINERIA Y CONSTRUCCION
JORGE OSVALDO ORELLANA ORELLANA, EMPRESA
INDIVIDUAL DE RESPONSABILIDAD LIMITADA”

[stamp:]
CATHALIFAUD
NOTARY PUBLIC
[initials]
CHILE

- TO -

“MINERA LICANCABUR S.A.”
-----------------------------------------------------------

In Calama, Republic of Chile, on the thirty-first day of December, two thousand eight, before me JOSE AVENDANO SALAZAR, attorney, Notary Public of the Alternate to the Principal PATRICIO HERNAN CATHALIFAUD MOROSO, according to Economic Decree number two hundred nine of the Third Civil Court of El Loa Calama, with office at Avenida Granaderos number two thousand seven – two thousand nine, there appear JORGE OSVALDO ORELLANA ORELLANA, a Chilean, married under total separation of assets, a geologist, national identity card number six million seven hundred eighty-four thousand eight hundred fifty-eight dash six, domiciled in Calama, calle Latorre number two thousand seventy-seven, in representation of

CONTRATISTA EN GEOLOGIA, MINERIA Y CONSTRUCCION, JORGE OSVALDO ORELLANA ORELLANA, EMRESA [sic] INDIVIDUAL DE RESPONSABILIDAD LIMITADA or “GEOMINCO E. I. R. L.”, Sole Taxpayer code number seventy-six million four hundred fifty-eight thousand four hundred fifty dash three; party of the first part, as lender; and the party of the second part, as borrower, MINERA LICANCABUR, Sole Tax code number seventy-six million nine thousand five hundred sixteen dash eight, represented for this instrument by JORGE OSVALDO ORELLANA ORELLANA, a Chilean, married under total separation of assets, a geologist, national identity card number six million seven hundred eighty-four thousand eight hundred fifty-eight dash six, domiciled in Calama, calle Latorre number two thousand seventy-seven, the deponents being of legal age, who prove their identities with said identity cards, and state that they come to execute the following private loan contract: ONE: Mr. JORGE OSVALDO ORELLANA ORELLANA, representing GEOMINCO E.I.R.L., gives under loan to MINERA LICANCABUR S.A. the amount of ONE HUNDRED MILLION PESOS, which are delivered in this act, in cash. Said amount must be refunded to the lender within an indefinite term.– TWO: The amount given in loan will not produce interest. THREE: The borrower will pay the installments directly at the address of the lender. FOUR: For all the purposes of this contract, the parties establish their domicile in the city of Calama and submit to the jurisdiction of its courts. FIVE: The expenses for taxes and notary fees will be paid by the borrower. SIX: Truthfulness of the declarations made: The deponents declare under oath that all the data provided, both personal and legal background, are true and reliable, and they also declare that they are aware of article two hundred ten of the criminal code, which punishes those who make untrue declarations.- SEVEN: Legal domicile: For all the legal purposes arising from this instrument, the parties establish their domicile in Calama and submit to the jurisdiction of its courts of justice.- EIGHT: IDENTITY. The identity of JORGE OSVALDO ORELLANA ORELLANA to act in representation of GEOMINCO E.I.R.L. arises from the articles of incorporation dated the twenty-third day of December two thousand five, signed in this notary office and recorded in the Register of Commerce of Calama on page eleven, number nine, for the year two thousand six. IDENTITY: The identity of JORGE OSVALDO ORELLANA ORELLANA to act in representation of MIENRA [sic] LICANCABUR S.A. appears from the public instrument of Special Power of Attorney signed on the twenty-sixth day of October, two thousand eight, in this notary office, repertory number one thousand six hundred four. I have seen these documents and returned them to the interested party. NINE: Powers of the bearer for the purposes indicated specifically: The bearer of an authorized copy of this instrument is authorized to request the registrations, subregistrations and legal notations applicable in their respective registers of the corresponding registrar.-

[stamp:]
CATHALIFAUD
NOTARY PUBLIC
[initials]
CHILE

[stamp:] PATRICIO CATHALIFAUD MOROSO NOTARY PUBLIC 3rd NOTARY OFFICE CALAMA

July 8, 2009

In witness whereof, and after reading, the deponents signed with the company, which authorizes. Copies are issued. I CERTIFY

[signature and fingerprint]
JORGE OSVALDO ORELLANA ORELLANA
IDENTITY CARD No. 6,784,858-6
Representing GEOMINCO E.I.R.L.

[signature and fingerprint]
JORGE OSVALDO ORELLANA ORELLANA
IDENTITY CARD No. 6,784,858-6
Representing MINERA LICANCABUR S.A.

[stamp:]	[signature]
PATRICIO CATHALIFAUD MOROSO
NOTARY PUBLIC	JOSE AVENDANO SALAZAR
3rd	ALTERNATE NOTARY PUBLIC
NOTARY OFFICE	THIRD NOTARY OFFICE OF EL LOA CALAMA
CALAMA

I CERTIFY: That the tax on the loan, form 24.1 folio 0384540, in the amount of $514,000.00 (five hundred fourteen thousand pesos), was paid on 01/02/2009 at Banco Santander, according to the document which I have seen.- CALAMA, January 05, 2009.-

[stamp:]	[signature]
PATRICIO CATHALIFAUD MOROSO
NOTARY PUBLIC	JOSE AVENDANO SALAZAR
3rd	ALTERNATE NOTARY PUBLIC
NOTARY OFFICE	THIRD NOTARY OFFICE OF EL LOA CALAMA
CALAMA

[stamp:]	[signature]
PATRICIO CATHALIFAUD MOROSO
NOTARY PUBLIC	THIS CERTIFIED COPY IS TRUE TO ITS
3rd	ORIGINAL.- CALAMA
NOTARY OFFICE	JANUARY 05, 2009
CALAMA	JOSE AVENDANO SALAZAR